Exhibit 99.1

Jasper Therapeutics Announces Appointment of Thomas G. Wiggans as Chairperson of the Board of Directors

REDWOOD CITY, Calif., November 1, 2023 (GLOBE NEWSWIRE) -- Jasper Therapeutics, Inc. (Nasdaq: JSPR) (Jasper), a biotechnology company focused on the development of briquilimab, a novel antibody therapy targeting c-Kit (CD117) to address mast cell driven diseases such as chronic spontaneous urticaria (CSU) and chronic inducible urticaria (CIndU), as well as lower to intermediate risk myelodysplastic syndromes (LR-MDS) and novel stem cell transplant conditioning regimens, today announced the appointment of Thomas G. Wiggans, a veteran biopharmaceutical executive, as Chairperson of Jasper’s Board of Directors (the Board), effective immediately. Bill Lis is stepping down as Chairperson and will retire from the Board in December of this year.

“We are pleased to welcome Tom to our Board as Chairperson. He brings a very strong track record with him to our Board, having served in senior leadership positions for over four decades at multiple successful biopharmaceutical companies, particularly in the dermatology space,” said Ronald Martell, President and Chief Executive Officer of Jasper. “With our initial clinical study of briquilimab in CSU currently launching, Tom is joining at an important time in the growth of the company and I look forward to drawing on his expertise as we continue to expand our clinical programs. I’d like to thank Bill Lis for his years of service in helping to build Jasper as its founding CEO and for his partnership as Chairperson over the past year as we’ve prioritized our development efforts in mast cell diseases.”

“I am excited to join Jasper’s Board at a transformative time in the company’s development,” said Mr. Wiggans. “I believe that briquilimab has the potential to serve as an important and differentiated treatment option across a number of indications with high unmet need, and I look forward to working with Ron and the team to bring value to both patients and shareholders.”

“It has been a pleasure working with the Jasper team over the past several years, and I’m confident that the Board and company are under strong leadership as they advance briquilimab into a new stage of clincal development,” said Mr. Lis. “I will be supporting Tom, Ron, and the rest of Jasper as I transition off the Jasper Board to new company ventures. “

Mr. Wiggans most recently served as Chairman and CEO of Pardes Biosciences. Prior to Pardes, he founded Dermira (NASDAQ: DERM) in 2010 and served as its Chairman and CEO until it was acquired by Eli Lilly and Company in February 2020. Prior to founding Dermira, Tom served as Chairman and CEO of Peplin, Inc. until Peplin’s acquisition by LEO Pharma A/S in 2009. He also served as Chairman and CEO of Connetics Corporation until it was acquired by Stiefel Laboratories, Inc. in 2006. Prior to Connetics, he served as President and COO of CytoTherapeutics Inc. and in various management positions at Ares-Serono S.A., including as president of its U.S. pharmaceutical operations and managing director of its U.K. pharmaceutical operations. He began his career with Eli Lilly & Co. Mr. Wiggans is currently on the Board of Directors of Annexon, Inc., and Cymabay Therapeutics Inc. He has previously served on the Board of Directors for various industry organizations, educational institutions, and both private and public companies, including service on the board of Forma Therapeutics, Onyx Pharmaceuticals, Sangamo Biosciences, Somaxon Pharmaceuticals, Inc., and the Biotechnology Innovation Organization (BIO). He is currently a member of the board of trustees of the University of Kansas Endowment Association. He holds a Bachelor of Science in pharmacy from the University of Kansas and an MBA from Southern Methodist University.

About Jasper

Jasper is a clinical-stage biotechnology company developing briquilimab, a monoclonal antibody targeting c-Kit (CD117) as a therapeutic for chronic mast and stem cell diseases such as chronic urticaria and lower to intermediate risk myelodysplastic syndromes (MDS) and as a conditioning agent for stem cell transplants for rare diseases such as sickle cell disease (SCD), Fanconi anemia (FA) and severe combined immunodeficiency (SCID). To date, briquilimab has a demonstrated efficacy and safety profile in more than 145 dosed participants and healthy volunteers, with clinical outcomes as a conditioning agent in SCID, acute myeloid leukemia (AML), MDS, FA, and SCD. For more information, please visit us at www.jaspertherapeutics.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding briquilimab’s potential, the development of briquilimab for CSU, CIndU, LR-MDS and novel stem cell transplant conditioning regimens, Jasper’s growth, Jasper’s expansion of its clinical programs, Jasper’s intention to bring value to both patients and shareholders and the advancement of briquilimab into a new stage of clinical development. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Jasper and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Many actual events and circumstances are beyond the control of Jasper. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the risk that the potential product candidates that Jasper develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Jasper will be unable to successfully market or gain market acceptance of its product candidates; the risk that prior study results may not be replicated; the risk that Jasper’s product candidates may not be beneficial to patients or successfully commercialized; patients’ willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Jasper’s business; the risk that third parties on which Jasper depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Jasper’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics; the risk that Jasper will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; and other risks and uncertainties indicated from time to time in Jasper’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Quarterly Reports on Form 10-Q . If any of these risks materialize or Jasper’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While Jasper may elect to update these forward-looking statements at some point in the future, Jasper specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Jasper’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

John Mullaly (investors)

LifeSci Advisors

617-429-3548

jmullaly@lifesciadvisors.com

Alex Gray (investors)

Jasper Therapeutics

650-549-1454

agray@jaspertherapeutics.com

Lauren Barbiero (media)

Real Chemistry

646-564-2156

lbarbiero@realchemistry.com